UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 18, 2007
AMSCAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-21827 (Commission File Number)	13-3911462 (IRS Employer Identification No.)

80 Grasslands Road, Elmsford, New York (Address of Principal Executive Offices)	10523 (Zip Code)
Registrant’s telephone number, including area code: (914) 345-2020
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☑    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-2.1: AGREEMENT AND PLAN OF MERGER
EX-99.1: JOINT PRESS RELEASE

Item 1.01. Entry into Material Definitive Agreement.
On September 17, 2007, Amscan Holdings, Inc., a Delaware corporation (“Amscan”), and Amscan Acquisition, Inc., a Delaware corporation and direct wholly owned subsidiary of Amscan (“Merger Sub” and, together with Amscan, the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Factory Card & Party Outlet Corp., a Delaware corporation (“Factory Card”). Pursuant to the Merger Agreement, the Company has agreed to acquire Factory Card by means of a cash tender offer (the “Offer”) for all of the issued and outstanding shares of common stock (including all stock issuable on the exercise of outstanding warrants and stock options), par value $0.01 per share, of Factory Card, at a price of $16.50 per share, without interest thereon and less any required withholding taxes (as defined in the Merger Agreement). Pursuant to the Merger Agreement, after successful completion of the Offer, Merger Sub will merge with and into Factory Card, with Factory Card continuing as the surviving corporation and a direct wholly owned subsidiary of Amscan (the “Merger”). Factory Card is a customer of Amscan.
The Offer is subject to customary closing conditions, including there being validly tendered and not withdrawn at the time the offer expires not less than a majority of the common stock then outstanding on a fully diluted basis, and the absence of a material adverse effect (as defined in the Merger Agreement). Amscan, Merger Sub and Factory Card have each agreed, subject to certain limitations, to use reasonable efforts to take actions required to consummate the transactions contemplated by the Merger Agreement. Factory Card, Amscan and Merger Sub have each made customary representations, warranties and covenants in the Merger Agreement.
The Merger Agreement has been approved by the board of directors of each of Amscan and Merger Sub, and by Factory Card’s board of directors. Factory Card’s board of directors has the right, subject to conditions specified in the Merger Agreement, to withdraw, modify or change its support of the Offer if Factory Card receives a superior proposal (as defined in the Merger Agreement) prior to the expiration of the Offer. The Company has the right under the Merger Agreement to match any superior proposal received by Factory Card. In specified circumstances, if the Offer is not consummated, Factory Card would have the right to receive a termination fee of $4 million under the Merger Agreement. In other specified circumstances, if the Offer is not consummated, the Company would have the right to receive a termination fee of $2 million under the Merger Agreement.
A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and incorporated by reference herein. The description of certain terms of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.
Item 8.01. Other Events.
On September 18, 2007, the Company’s parent, AAH Holdings Corporation, and Factory Card issued a joint press release announcing the Merger Agreement. A copy of the press release is filed herewith as Exhibit 99.1 hereto.
Important Additional Information Will Be Filed with the Securities and Exchange Commission (SEC)
This current report is neither an offer to purchase nor a solicitation of an offer to sell shares of Factory Card’s stock. The Company has not commenced the tender offer that is referred to in this communication.
At the time the Offer is commenced, the Company will file with the SEC and mail to Factory Card’s shareholders a tender offer statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal and other related documents. Following commencement of the Offer, Factory Card will file with the SEC a solicitation/recommendation statement on Schedule 14D-9. These filings will contain important information about Factory Card, the Company, the transaction and other related matters. Investors and security holders are urged to read each of these documents carefully when they are filed and become available.
Investors and security holders will be able to obtain free copies of these documents when they are filed with the SEC through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from Factory Card by directing a request to Factory Card & Party Outlet

Corp., 2727 Diehl Road, Naperville, IL 60563-2371, Attention: Timothy J. Benson, Chief Financial Officer, (630) 579-2231, or from the Company by directing a request to Amscan Holdings, Inc., 80 Grasslands Road, Elmsford, NY, 10523, Attention: Michael Correale, Chief Financial Officer, (914) 345-2020.
This current report contains forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. The forward-looking statements are made a number of times throughout the document and may be identified by forward-looking terminology such as “estimate,” “project,” “expect,” “believe,” “may,” “will,” “intend” or similar statements or variations of such terms.
The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. You are cautioned that these statements are good only at the time made and are not guarantees of future performance and that actual results and trends in the future may differ materially. Unless otherwise required by applicable securities laws, the Company assumes no obligation to update its forward-looking statements to reflect subsequent events or circumstances.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, by and among Amscan Holdings, Inc., Amscan Acquisition, Inc., and Factory Card & Party Outlet Corp., dated September 17, 2007. Filed herewith.

99.1	Joint Press Release of AAH Holdings Corporation and Factory Card & Party Outlet Corp., dated September 18, 2007. Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSCAN HOLDINGS, INC. (Registrant)
Dated: September 18, 2007	By:	/s/ Michael Correale
		Name:	Michael Correale
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, by and among Amscan Holdings, Inc., Amscan Acquisition, Inc., and Factory Card & Party Outlet Corp., dated September 17, 2007. Filed herewith.

99.1	Joint Press Release of AAH Holdings Corporation and Factory Card & Party Outlet Corp., dated September 18, 2007. Filed herewith.